UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): July 24, 2026
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On July 24, 2026, Curis, Inc. (the “Company”) received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) and is in full compliance with the terms set forth by the Nasdaq Hearings Panel (the “Panel”).
Pursuant to Listing Rule 5815(d)(4)(A), the Company will be subject to a Discretionary Panel Monitor for a one-year period from July 24, 2026. If the Company fails to maintain compliance with any continued listing requirement, the Staff will issue a Delist Determination Letter, and the Company promptly schedule a new hearing with the initial Panel or a newly convened Hearings Panel if the initial Panel is unavailable. The hearing may be oral or written, at the Company’s election. Notwithstanding Rule 5810(c)(2), the Company will not be permitted to provide Staff with a plan of compliance with respect to any deficiency that arises during the monitor period, and Staff will not be permitted to grant additional time for the Company to regain compliance with respect to any deficiency. The Hearings Panel will consider the Company’s compliance history when rendering its decision. However, there can be no assurance that such appeal will be successful or that the Company will remain listed on Nasdaq.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, any statements with respect to the Company’s ability to maintain compliance with Nasdaq Listing Rules or remain listed on Nasdaq. The words "believes," "expects," "anticipates," "plans," "intends," "seeks," "estimates," "assumes," "predicts," "projects," "targets," "will," "may," "would," "could," "should," "continue," "potential," "focus," "strategy," "mission," or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those in these forward-looking statements include, but are not limited to, risks referenced in Item 1A, “Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as supplemented by the other filings that the Company periodically makes with the SEC. In addition, any forward-looking statements represent the views of the Company only as of the date of the Current Report on Form 8-K and should not be relied upon as representing the Company’s views as of any subsequent date. The Company disclaims any intention or obligation to update these forward-looking statements in the future to reflect events, information, or circumstances after the date hereof, except as may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	July 30, 2026	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer